INCOME TAXES (Details) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets (liabilities):
Net operating loss carryforward	$ 340,489	$ 175,275
Total deferred tax assets	340,489	175,275
Valuation Allowance	(340,489)	(175,275)
Net Deferred tax assets	$ 0	$ 0